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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 28, 1998



                           HORIZON PHARMACIES, INC.
            (Exact name of registrant as specified in its charter)



             TEXAS                        0-22403               75-2441557
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


            275 W. PRINCETON DRIVE
                PRINCETON, TEXAS                                   75407
   (Address of Principal Executive Offices)                      (Zip Code)

                                (972) 736-2424
             (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On February 28, 1998, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Steelville Drugs, a sole proprietorship, (the "Pharmacy"), comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with John Fester, the Pharmacy's sole proprietor.

     Prior to this transaction, no material relationships existed between the Pharmacy and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

     The consideration for the acquisition consisted of (i) $150,000 cash payable at closing; (ii) a promissory note in the amount of $100,000 payable in two equal installments on the 30th and 60th days following closing and bearing no interest; (iii) a promissory note in the amount of $191,388.90 payable over 84 months in equal monthly installments and bearing interest at 8% per annum; and (iv) 5,252 shares of the Registrant's common stock, par value $.01 per share.

     The Registrant intends to continue the retail pharmacy operations of the Pharmacy under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering the current retail location of the Pharmacy and has secured a valid Missouri license to do business at that location under the HORIZON Pharmacies, Inc. name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              See (a) above.

         (c)  EXHIBITS.

              The following exhibits are filed with this report:



 Exhibit No.  Name of Exhibit
 -----------  ---------------
     2 Purchase Agreement dated January 23, 1998 by and between Steelville Drugs, a sole proprietorship, and HORIZON Pharmacies, Inc. Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.


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                                 SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   REGISTRANT:

                                   HORIZON PHARMACIES, INC.


Date: March 13, 1998                By:  /s/ Ricky D. McCord
                                      --------------------------------------
                                        Ricky D. McCord, President






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                              INDEX TO EXHIBITS





 Exhibit
 Number     Description
 -------    -----------

    2 Purchase Agreement dated January 23, 1998 by and between Steelville Drugs, a sole proprietorship, and HORIZON Pharmacies, Inc.
            Omitted from this Agreement, as filed, are the exhibits thereto. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.





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